UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 3, 2016, Gabriel Leung informed the Board of Directors (the “Board of Directors”) of Albany Molecular Research, Inc. (the “Company”) of his resignation from the Board of Directors and the Audit Committee of the Board of Directors, effective immediately in order to devote further time and attention to his other business ventures. Mr. Leung’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 4, 2016, based on the recommendation of the Nominating and Corporate Governance Committee of the Company, Anthony J. Maddaluna was elected to the Board of Directors.

In connection with his election to the Board of Directors, Mr. Maddaluna will receive an annual retainer for service on the Board of Directors and committees of the Board of Directors in accordance with the Company’s director compensation practices, and will receive annual restricted stock and stock option awards under the Company’s Third Amended 2008 Stock Option and Incentive Plan.

There is no arrangement or understanding between Mr. Maddaluna and any other persons pursuant to which he was selected as a director. Mr. Maddaluna has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On February 4, 2016, the Company issued a press release to announce Mr. Maddaluna’s election to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 4, 2016 issued by Albany Molecular Research, Inc., furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Lori M. Henderson
Name: Lori M. Henderson
Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 4, 2016 issued by Albany Molecular Research, Inc., furnished herewith.